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                                                                  EXHIBIT 14(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use and incorporation by reference of our report for New USA Growth Fund dated March 4, 1997 included (or incorporated by reference) in the MFS Series Trust II/New USA Mutual Funds, Inc. Form N-14 and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP
                                        ----------------------------
                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 4, 1997